UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 17, 2010

COMPREHENSIVE CARE CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware	1-9927	95-2594724
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3405 W. Dr. Martin Luther King Jr. Blvd, Suite 101 Tampa, Florida		33607
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (813) 288-4808

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On November 4, 2010, Comprehensive Care Corporation (“the Company”) was notified that the shareholders of Kirkland, Russ, Murphy & Tapp, P.A. (“KRMT”), the independent registered public accounting firm engaged by the Company, became shareholders of Mayer Hoffman McCann P.C. pursuant to an asset purchase agreement effective November 1, 2010. KRMT now operates under the name Mayer Hoffman McCann P.C. As a result, on November 12, 2010, the Company appointed Mayer Hoffman McCann P.C. – KRMT Tampa Bay Division as the Company’s new auditor as approved by the Audit Committee of the Board of Directors to be effective upon the resignation of KRMT, which occurred on November 17, 2010.

During the Company’s most recent fiscal years ended December 31, 2008 and 2009 and during the interim period from the end of the most recently completed fiscal year through the date of this Current Report on Form 8-K, the Company did not consult with Mayer Hoffman McCann P.C. regarding any of the matters or reportable events set forth in Item 304 (a)(2)(i) and (ii) of Regulation S-K.

The audit reports of KRMT on the consolidated financial statements of the Company as of, and for the years ended December 31, 2008 and 2009, did not contain an adverse opinion or a disclaimer of opinion, and were not qualified, as to uncertainty, audit scope or accounting principles. The 2009 report included an explanatory paragraph.

In connection with the audits of the Company’s consolidated financial statements for each of the fiscal years ended December 31, 2008 and 2009 and during the interim period from the end of the most recently completed fiscal year through the date of this Current Report on Form 8-K, there were (i) no disagreements between the Company and KRMT on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KRMT, would have caused KRMT to make reference to the subject matter of the disagreement in their reports and (ii) no “reportable events” within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided KRMT a copy of the disclosures in the Form 8-K and has requested that KRMT furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not KRMT agrees with the Company’s statements in this Item 4.01. A copy of the letter dated November 19, 2010 furnished by KRMT in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

16.1	Letter from Kirkland, Russ, Murphy & Tapp P.A. to the U.S. Securities and Exchange Commission, dated as of November 19, 2010, stating its agreement with the statements made in this report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPREHENSIVE CARE CORPORATION

Date: November 19, 2010	By:	/s/ Giuseppe Crisafi
Giuseppe Crisafi
Chief Financial Officer